EXECUTION COPY











                            INGERSOLL-RAND COMPANY

                          (a New Jersey Corporation)

                          INGERSOLL-RAND FINANCING I

                          (a Delaware Business Trust)


                            14,000,000 FELINE PRIDES

                                      and

                         1,400,000 Capital Securities




                            UNDERWRITING AGREEMENT




Dated:  March 17, 1998

                            Ingersoll-Rand Company
                          (a New Jersey Corporation)

                          INGERSOLL-RAND FINANCING I
                          (a Delaware Business Trust)

                         14,000,000 FELINE PRIDES/sm/
                   (Stated Amount of $25 per FELINE PRIDES),

                                 consisting of

                         12,600,000 Income PRIDES/sm/
                              each consisting of
          a Purchase Contract of Ingersoll-Rand Company Requiring the
            Purchase on May 16, 2001 (or earlier) of certain Shares
                   of Common Stock of Ingersoll-Rand Company
                                      and
            a 6.22% Capital Security of Ingersoll-Rand Financing I

                                      and

                          1,400,000 Growth PRIDES/sm/
                              each consisting of
          a Purchase Contract of Ingersoll-Rand Company Requiring the
            Purchase on May 16, 2001 (or earlier) of certain Shares
                   of Common Stock of Ingersoll-Rand Company
                                      and
          a 1/40 Undivided Beneficial Interest in a Zero-Coupon U.S.
               Treasury Security Having a Principal Amount Equal
                    to $1,000 and maturing on May 15, 2001;

                                      and

                     1,400,000 6.22% Capital Securities of
            Ingersoll-Rand Financing I (Liquidation Amount $25 per
                               Capital Security)

                            UNDERWRITING AGREEMENT


                                              March 17, 1998


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281-1209<F>
Ladies and Gentlemen:

          Ingersoll-Rand Company, a New Jersey corporation (the "Company"), and Ingersoll-Rand Financing I, a Delaware statutory business trust (the "Trust" and, together with the Company, the "Offerors"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), with respect to the sale to the Underwriter of 14,000,000 FELINE PRIDES and 1,400,000 6.22% Capital Securities (the "Capital Securities" and, together with the FELINE PRIDES, the "Initial Securities") of the Trust. The FELINE PRIDES will initially consist of (A) 12,600,000 units (referred to as "Income PRIDES") with a Stated Amount, per Income PRIDES, of $25 (the "Stated Amount") and (B) at least 1,400,000 units (referred to as "Growth PRIDES") with a face amount, per Growth PRIDES, equal to the Stated Amount. Each Income PRIDES will initially consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will purchase from the Company on May 16, 2001 (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of common stock, $2 par value per share (the "Shares"), of the Company equal to the Settlement Rate described herein, and (ii) the Company will pay the holder unsecured contract adjustment payments ("Contract Adjustment Payments") at the rate of 6.22% of the Stated Amount per annum and (b) beneficial ownership of a Capital Security. Each Growth PRIDES will initially consist of a unit comprised of
(a) a Purchase Contract under which (i) the holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount in cash equal to the Stated Amount, the number of Shares of Common Stock of the Company, equal to the Settlement Rate, and (ii) the Company will pay the holder Contract Adjustment Payments, at the rate of 6.22% of the Stated Amount per annum, and (b) a 1/40 undivided beneficial interest in a zero-coupon U.S. Treasury Security (CUSIP No. 912820 BAY) in an amount equal to $1,000 payable on May 15, 2001 (the "Treasury Securities"). The Company and the Trust also propose to grant to the Underwriter options to purchase up to 1,890,000 additional Income PRIDES 210,000 additional Growth PRIDES and 210,000 additional Capital Securities (the "Option Securities" and together with the Initial Securities, the "Securities") as described in Section 2(b) hereof.
In accordance with the terms of the Purchase Contract Agreement (as defined below), to be dated as of March 23, 1998, between the Company and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), the Capital Securities constituting a part of the Income PRIDES, and the Treasury Securities constituting a part of the Growth PRIDES, will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to the Chase Manhattan Bank, as Collateral Agent, pursuant to the Pledge Agreement, to be dated as of March 23, 1998 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Capital Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Security Certificates (the "Security Certificates") to be issued pursuant to the Purchase Contract Agreement.

          The Capital Securities and Common Securities (as defined below) will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to the Guarantee Agreement, to be dated as of March 23, 1998 (the "Guarantee Agreement"), executed and delivered by the Company and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities and the Common Securities, and certain back-up undertakings of the Company. All of the net proceeds from the sale of the Capital Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Capital Securities, the "Trust Securities") will be used by the Trust to purchase the
  % Debentures due May 16, 2003 (the "Debentures") of the Company. The Trust Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of March 23, 1998 (the "Declaration"), among the Company, as Sponsor, Ronald G. Heller, Nancy Casablanca and Patricia Nachtigal (the "Regular Trustees"), and The First National Bank of Chicago, as the institutional trustee (the "Institutional Trustee") and First Chicago Delaware, Inc., as the Delaware trustee (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to the Indenture, dated as of March 17, 1998 (the "Base Indenture"), between the Company and The Bank of New York, as Trustee (the "Debt Trustee"), as supplemented by the First Supplemental Indenture, dated March 23, 1998 (the Base Indenture, as supplemented and amended, being referred to as the "Indenture"). Capitalized terms used herein without definition shall be used as defined in the Prospectus.

          Prior to the purchase and public offering of the Securities by the Underwriter, the Offerors and the Underwriter shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication between the Offerors and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

          Pursuant to a remarketing agreement (the "Remarketing Agreement") to be dated as of March 23, 1998, among the Company, the Trust, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by the Company, the Capital Securities may be remarketed, subject to certain terms and conditions.

          The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-38367) and pre-effective amendment no. 1 thereto covering the registration of securities of the Company and the Trust, including the Securities and the Purchase Contracts and Capital Securities included in, and Shares underlying, the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement. Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus relating to the offering of the Securities, in the form first furnished to the Underwriter by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Pricing Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to
Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriter by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          The Offerors understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          SECTION 1.  Representations and Warranties.

          (a) The Offerors represent and warrant to each Underwriter as of the date hereof, as of the date of the Pricing Agreement and as of each Date of Delivery (as defined) (such later date being hereinafter referred to as the "Representation Date") that:

            (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Offerors, threatened by the Commission.

           (ii) The Company and the Trust meet, and at the respective times of the commencement and consummation of the offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement, any Rule 462 Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time (as defined herein), the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus or (B) the part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with the offering of the Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as appropriate, comply in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by the Underwriter expressly for use in the Registration Statement or the Prospectus.

           (iv) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (v) The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified in all material respects. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein in all material respects. The ratio of earnings to fixed charges included in the Prospectus has been calculated in compliance with Item 503(d) of Regulation SK of the Commission. The selected financial information and the summary financial data included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

           (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated therein, (A) there has been no material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs of the Company and its subsidiaries, considered as one enterprise whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise, (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vii) The Company has been incorporated, is validly existing as a corporation and is in good standing under the laws of the State of New Jersey, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement and the Guarantee Agreement. The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

         (viii) Other than the Trust, each "Significant Subsidiary" (as defined in Rule 1-02 of Regulation S-X of the 1933 Act) of the Company is set forth on Schedule I hereto, has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been authorized and validly issued, are fully paid and nonassessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of the subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party, or otherwise.

           (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; since the date indicated in the Prospectus there has been no change in the consolidated capitalization of the Company and its subsidiaries (other than changes in outstanding Common Stock resulting from employee benefit plan or dividend reinvestment and stock purchase plan transactions); and all of the issued and outstanding capital stock of the Company has been authorized and validly issued, is fully paid and non-assessable and conforms to the descriptions thereof contained in the Prospectus.

            (x) The Trust has been created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (the "Delaware Act") with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Remarketing Agreement, the Capital Securities and the Declaration; the Trust is qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

           (xi) The Purchase Contract Agreement has been authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles (whether considered in a proceeding in equity or at law) (the "Bankruptcy Exceptions"), and will conform in all material respects to the description thereof contained in the Prospectus.

          (xii) The Pledge Agreement has been authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

         (xiii) The Common Securities have been authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued, will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

          (xiv) The Declaration has been authorized by the Company and, at the Closing Time, will have been executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a legal, valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

           (xv) The Guarantee Agreement has been authorized by the Company and, when validly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and the Guarantee and the Guarantee Agreement will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Guarantee Agreement will have been duly qualified under the 1939 Act.

          (xvi) The Securities have been authorized for issuance and sale to the Underwriter and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights.

         (xvii) The Shares, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of such Shares will not be subject to preemptive or other similar rights.

        (xviii) The Indenture has been authorized by the Company and qualified under the 1939 Act and, at the Closing Time, will have been executed and delivered and will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

          (xix) The Debentures have been authorized by the Company and, at the Closing Time, will have been executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

           (xx) Each of the Regular Trustees of the Trust is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration.

          (xxi) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or by-laws. The Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on August 18, 1997 (the "Certificate of Trust"); none of the Company, any of its subsidiaries or the Trust is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument to which the Company, any of its subsidiaries or the Trust is a party or by which any of them may be bound, or to which any of the property or assets of the Company, any subsidiary or the Trust is subject, or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

         (xxii) The entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Declaration, the Capital Securities, the Common Securities, the Indenture, the Debentures, the Guarantee Agreement and the Guarantees, and the consummation of the transactions contemplated herein, therein and the Registration Statement (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the prospectus under the caption "Use of Proceeds") and compliance by the Offerors with their obligations hereunder and thereunder have been authorized by all necessary action (corporate or otherwise) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company, the Trust or any subsidiary is a party or by which any of them may be bound, or to which any of the Property of any of them is subject (the "Agreements and Instruments") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a

     Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary or the Declaration or Certificate of Trust or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust.

        (xxiii) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company threatened against or affecting the Trust, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might be reasonably expected to have a Material Adverse Effect on the assets, properties or operations thereof or the consummation of this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantee Agreement, the Indenture or the transactions contemplated herein or therein.

         (xxiv) The Company and its subsidiaries have good and marketable title to all material real and personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries possess all licenses, franchises, permits, certificates, authorizations, approvals, consents and orders of all governmental authorities or agencies which are necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business now operated by each of them with such exceptions which, singly or in the aggregate, are not material and do not materially interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise; all such licenses, franchises, permits, certificates, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise and, except as otherwise set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

          (xxv) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency is required for the entry into the Purchase Contracts underlying the Securities, in connection with the issuance and sale of the Common Securities, the offering of the Securities and the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, except such as have been obtained and made under the federal securities laws and such as may be required under state or foreign securities or Blue Sky laws.

         (xxvi) This Agreement, the Remarketing Agreement and the Pricing Agreement have been authorized, executed and delivered by each of the Offerors.

        (xxvii) None of the Trust nor the Company or any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

       (xxviii) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.

         (xxix) No "forward looking statement" (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

          (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to the Underwriter as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to Underwriter; Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to the Underwriter, and the Underwriter agrees to purchase from the Offerors, at the price per security set forth in the Pricing Agreement, 14,000,000 Initial Securities.

               (1) If the Offerors have elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price per Security and the purchase price per Security to be paid by the Underwriter for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and any necessary amendments to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

               (2) If the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per Security to be paid by the Underwriter shall be an amount equal to the initial public offering price per Security, less an amount per Security to be determined by agreement between the Underwriter and the Offerors. The initial public offering price per Security shall be a fixed price to be determined by agreement between the Underwriter and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriter.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriter the right to purchase at its election up to 1,890,000 Income PRIDES, 210,000 Growth PRIDES and 210,000 Capital Securities at the price per share set forth in the Pricing Agreement; provided, that, pursuant to such options, the Underwriter shall purchase, proportionately, at least as many Capital Securities as Growth PRIDES and shall purchase proportionately, at least as many Growth PRIDES as Income PRIDES. The option hereby granted will expire automatically at the close of business on the 30th calendar day after (i) the later of the date the Registration Statement and any Rule 462(b) Registration Statement becomes effective, if the Offerors have elected not to rely upon Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Offerors have elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Offerors setting forth the aggregate number of additional Optional Securities to be purchased and the time and date of delivery for the related Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, unless otherwise agreed upon by the Underwriter and the Offerors.

          (c) The Capital Securities and Treasury Securities underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Capital Securities and Treasury Securities to be pledged at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

          (d) Delivery of certificates for the Initial Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing
Time) shall be made at the offices of the Underwriter in New York, against the delivery to the Collateral Agent of the Capital Securities and Treasury Securities relating to such Securities by such Underwriter or on its behalf, and payment of the purchase price for such Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 or at such other place as shall be agreed upon by the

Underwriter and the Offerors, at 9:00 a.m. (New York time) on the third business day after the date the Registration Statement becomes effective (or, if the Offerors have elected to rely upon Rule 430A, the third full business day after execution of the Pricing Agreement (or, if pricing of the Securities occurs after 4:30 p.m., Eastern time, on the fourth full business day thereafter)), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Offerors (such time and date of payment and delivery being referred to herein as the "Closing Time"). Payment for the Securities purchased by the Underwriter shall be made by wire transfer of immediately available funds, payable to the Company, against delivery to the account of the Underwriter of the Securities to be purchased by it. Delivery of, and payment for, the Securities shall be made through the facilities of The Depository Trust Company. In addition, if the Underwriter purchase any or all of the Option Securities, payment of the purchase price and delivery of certificates for such Option Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP set forth above, or at such other place as shall be agreed upon by the Underwriter and the Offerors, on each Date of Delivery as specified in the relevant notice from the Underwriter to the Offerors.

          Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least two full business days before the Closing Time or any Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination by the Underwriter no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

          (e) If settlement for the Option Securities occurs after the Closing Time, the Offerors will deliver to the Underwriter on the relevant Date of Delivery, and the obligations of the Underwriter to purchase the Option Securities shall be conditioned upon the receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Closing Time pursuant to Section 5(k) hereof.

          SECTION 3. Covenants of the Offerors. The Offerors agree with the Underwriter as follows:

          (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriter when such filing has been made. Prior to the filing, the Offerors will cooperate with the Underwriter in the preparation of such Prospectus to assure that the Underwriter has no reasonable objection to the form or content thereof when filed or mailed.

          (b) The Offerors will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations if and as applicable, and will notify the Underwriter immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities or the Shares under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (c) The Offerors will give the Underwriter notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriter with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Underwriter or counsel for the Underwriter shall object.

          (d) The Company will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the

     Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriter, without charge, such number of copies of such amendment or supplement as the Underwriter may reasonably request.

          (g) The Offerors will use their best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with distribution of the Securities and the Shares.

          (h) The Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations).

          (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (j) If, at the time that the Registration Statement became (or in the case of a post-effective amendment becomes) effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Offerors will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or Term Sheet, or, if required by such Rule 430A, a posteffective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

          (k) If the Offerors elect to rely upon Rule 462(b), the Offerors shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the date of the Pricing Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (l) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (m) The Offerors will use their best efforts to effect the listing of the Income PRIDES and the Growth PRIDES on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act.

          (n) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of the Underwriter, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Income PRIDES, Growth PRIDES, Purchase Contracts, Capital Securities or Common Stock, as the case may be, or any securities of the Company similar to the Income PRIDES, Growth PRIDES, Purchase Contracts, Capital Securities or Common Stock or any security convertible into or exchangeable or exercisable for Income PRIDES, Growth PRIDES, Purchase Contracts, Capital Securities or Common Stock other than shares of Common Stock or options for shares of Common Stock issued pursuant to or sold in connection with any employee benefit, dividend reinvestment and stock option and stock purchase plans of the Company and its subsidiaries and other than the Growth PRIDES or Income PRIDES to be created or recreated upon substitution of Pledged Securities, or shares of Common Stock issuable upon early settlement of the Income PRIDES or Growth PRIDES or upon exercise of stock options, or
     (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, any security convertible into or exchangeable into or exercisable for the Securities substantially similar to equity securities substantially similar to the Securities, whether any such swap or transaction is to be settled by delivery of Securities, or other securities, in cash or otherwise.

          (o) For a period of three years from the Closing Time, the Company will furnish to the Underwriter copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or securityholders generally, provided, however, that the Company shall not be required to provide the Underwriter with any such reports or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR.

          (p) The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy any obligations to issue Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Shares.

          (q) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.

          SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto;
(ii) the preparation, issuance and delivery of the certificates for the Securities and the Shares; (iii) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars), as well as fees and disbursements of the Trustees, the Purchase Contract Agent, the Collateral Agent and any Depositary, and their respective counsel (except as provided for in the Prospectus); (iv) the qualification of the Securities and the Shares under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey; (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto; (vi) any fees payable in connection with the rating of the Securities by nationally recognized statistical rating organizations; and (vii) any fees payable or expenses incurred pursuant to any Uniform Commercial Code related filings; and (viii) the fees and expenses incurred in connection with the listing of the Income PRIDES, the Growth PRIDES and the Shares on the New York Stock Exchange.

          If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof with respect to the Initial Securities or the Option Securities, as the case may be, the Company shall reimburse the Underwriter for all of its reasonable out-of-pocket expenses incurred in connection with the Initial Securities or Option Securities, as the case may be, including the fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter.

          SECTION 5. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the

Offerors of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act not later than 5:30 p.m., New York City time, on the date hereof, and on the date hereof and at the Closing Time and any Date of Delivery, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriter. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (b)  At the Closing Time the Underwriter shall have received:

          (1) The favorable opinion, dated as of the Closing Time, of Patricia Nachtigal, Esq., Vice President and General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect that:

                 (i) The Company has been incorporated, is validly existing as a corporation and is in good standing under the laws of the State of New Jersey.

                (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

               (iii) The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where such failure to qualify or be in good standing would not have a Material Adverse Effect.

                (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to incentive compensation plan, employee benefit plan or dividend reinvestment and stock purchase plan transactions), and the shares of issued and outstanding capital stock of the Company have been authorized and validly issued and are fully paid and non-assessable.

                 (v) Except for the Trust, each Significant Subsidiary of the Company has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; to such counsel's knowledge, each subsidiary of the Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; and to such Counsel's knowledge all of the issued and outstanding capital stock of each subsidiary of the Company has been authorized and validly issued, is fully paid and non-assessable and all shares owned by the Company, directly or through its subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (vi) The Declaration has been authorized, executed and delivered by the Company and the Trustees and is a legal, valid and binding obligation of the Company, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; and the Declaration has been duly qualified under the 1939 Act.

               (vii) All legally required proceedings in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement have been taken and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

              (viii) The Registration Statement is effective under the 1933 Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

                (ix) Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, as applicable; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

                 (x) The Company and the Trust meet the registrant requirements for use of Form S3 under the 1933 Act Regulations.

                (xi) The Income PRIDES and Growth PRIDES have been duly authorized, executed and delivered by the Company, and (assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent) and upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions. The Shares and the Securities are each registered under the 1934 Act, and the Income PRIDES issuable at the Closing Time and the Shares issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchange, upon official notice of issuance.

               (xii) The Shares subject to the Purchase Contract Agreement have been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Shares will not be subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

              (xiii) The issuance of the Securities is not subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

               (xiv) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                (xv) This Agreement, the Remarketing Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Company and the Trust.

               (xvi) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

              (xvii) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xviii) The Guarantee Agreement has been duly authorized, executed and delivered by the Company; the Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

               (xix) The Indenture has been executed and delivered by the Company and, assuming authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                (xx) The Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

               (xxi) The entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issuance of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Declaration, the Capital Securities, the Common Securities, the Indenture, the Debentures, the Guarantee Agreement and the Guarantees, and the consummation of the transactions contemplated herein, therein and the Registration Statement (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the prospectus under the caption "Use of Proceeds") and compliance by the Offerors with their obligations hereunder and thereunder have been authorized by all necessary action (corporate or otherwise) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any Significant Subsidiary or the Declaration or Certificate of Trust or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust.

              (xxii) All conditions precedent provided for in the Purchase Contract Agreement relating to the authentication and delivery of the Security Certificates have been complied with and the Company is duly entitled to the authentication and delivery of the Security Certificates in accordance with the terms of the Purchase Contract Agreement; the Security Certificates are in a form contemplated by the Purchase Contract Agreement and comply with all applicable statutory requirements and with the requirements of the New York Stock Exchange.

             (xxiii) There are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best of such counsel's knowledge, threatened, which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein.

              (xxiv) The information in the Prospectus under the caption "Description of the Common Stock," to the extent that it involves matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

               (xxv) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference which would result in a Material Adverse Effect.

              (xxvi) No authorization, approval, consent, order, registration or qualification of or with any court or federal or state governmental authority or agency is required for the issuance and sale of the Securities by the Offerors to the Underwriter or the performance by the Trust and the Company of their respective obligations in this Agreement, the Remarketing Agreement, the Pricing Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Pledge Agreement, the Indenture, the Debentures, the Guarantee Agreement, the Declaration and the Securities except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

             (xxvii) The Company and its subsidiaries possess all licenses, franchises, permits, certificates, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business carried on by each of them as described in the Registration Statement and the Prospectus with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise; all such licenses, franchises, permits, certificates, authorizations, approvals, consents and orders are in full force and effect and, except as otherwise set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened that would result in a material modification, suspension or revocation thereof.

     Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A or Rule 434 (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriter by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriter for such use) or at the Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving such opinion, such counsel may rely, as to matters of Delaware law, upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in which case the opinion shall state that such counsel believes that you and such counsel are entitled to so rely.

          (2) The favorable opinion, dated as of the Closing Time, of Simpson Thacher & Bartlett, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriter and subject to the qualifications and assumptions stated therein, to the effect that:

            (i) The Registration Statement has become effective under the 1993 Act and the Prospectus was filed on March 19, 1998 pursuant to Rule 424(b) of the 1933 Act Regulations and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

           (ii) The Registration Statement, as of its effective date, and the Prospectus, as of its issue date complied as to form in all material respects with the requirements of the 1933 Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus.

          (iii) The statements made in Prospectus under the captions "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of the Guarantee," "Description of the Debentures," and "Effect of Obligations Under the Debentures and the Guarantee," insofar as they purport to constitute summaries of the certain terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

           (iv) The Purchase Contract Agreement and the Pledge Agreement have been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Purchase Contract Agent) constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); provided, however, that upon the occurrence of a Termination Event, Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not invalidate or nulify the provisions of Sections 3.15 and 5.8 of the Purchase Contract Agreement and of Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Capital Securities, the Debentures, the Applicable Ownership Interest in the Treasury Portfolio or the Treasury Securities; provided, further, that the automatic stay under Section 362 of the Bankruptcy Code may preclude such termination for a period of time and the procedures for obtaining relief from such stay may delay exercise of such termination rights.

            (v) The Income PRIDES and the Growth PRIDES have each been duly authorized, executed and delivered by the Company and (assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent) and upon payment therefor as set forth in the Underwriting Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganizations, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           (vi) The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the Uniform Commercial Code as in effect on the date of such opinion in the State of New York in the Pledged Capital Securities, Pledged Debentures, Applicable

     Ownership Interests (as specified in clause (A) of the definition thereof in the Declaration) of the Treasury Portfolio and the Pledged Treasury Securities from time to time credited to the Collateral Account.

          (vii) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and (assuming due execution and delivery by the Guarantee Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (viii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and (assuming due authentication, execution and delivery by the Debt Trustee) constitutes valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           (ix) The Debentures have been duly authorized, executed and delivered by the Company and (assuming due authentication by the Debt Trustee) and upon payment therefor as set forth herein, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (x) The issuance and sale of the Income PRIDES and Growth PRIDES in accordance with this Agreement do not contravene the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

           (xi) None of the Trust nor the Company is, and upon the issuance and sale of the Income PRIDES and Growth PRIDES as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined within the meaning of and subject to registration under the Investment Company Act of 1940, as amended.

          (xii) Based upon current law and the assumptions stated or referred to therein, under current United States Federal income tax law:
     (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation; (ii) the Debentures will be classified as indebtedness of the Company and (iii) the discussion in the Prospectus under the caption "Certain Federal Income Tax

     Consequences" is a fair and accurate summary of the matters addressed therein.

          Moreover, such counsel shall confirm that based upon their examination of the Registration Statement and the Prospectus and their investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding any documents incorporated therein) and their participations in conferences with certain officers and employees of the Company, with representatives of Price Waterhouse LLP and counsel to the Company such counsel has no reason to believe that the Registration Statement, as of its effective date (including any documents incorporated therein on file with Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its date or as of the Date of Delivery (including the documents incorporated therein by reference) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated therein.

          In giving such opinion, such counsel may rely, as to matters of New Jersey law, upon the opinion of Patricia Nachtigal, Esq. Vice President and General Counsel of the Company.

          (3) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

            (i) The Trust has been created and is validly existing in good standing as a business trust under the Delaware Act, and has the trust power and authority to conduct its business as described in the Prospectus.

           (ii) The Declaration constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except that to the extent enforceability thereof may be limited by the (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforcement of provisions related to indemnification.

          (iii) Under the Delaware Act and the Declaration, the Trust has the trust power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and
     (ii) issue, and perform its obligations under, the Trust Securities.

           (iv) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and under the Pricing Agreement, have been authorized by all necessary trust action on the part of the Trust.

            (v) The Capital Securities have been authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, subject to qualifications hereinafter expressed, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the Holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Capital Securities may be obligated to make payments as set forth in the Declaration.

           (vi) The Common Securities have been authorized by the Declaration and, when issued, executed and authenticated in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Prospectus, will be validly issued, undivided beneficial interests in the assets of the Trust.

          (vii) Under the Delaware Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

          (viii) None of the execution and delivery by the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Capital Securities by the Trust in accordance with the terms of this Agreement and the Pricing Agreement, or the consummation by the Trust of the other transactions contemplated thereby, will contravene any provisions of applicable Delaware law or Delaware administrative regulations or the Certificate of Trust or the Declaration.

         (ix) No authorization, approval, consent, order, registration or qualification of or with any Delaware state governmental authority or Delaware state agency is required for the entry into the Purchase Contracts underlying the Securities, the issuance and sale by the Trust of the Capital Securities to the Underwriter, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Debentures, the Capital Securities Guarantee Agreement, the Capital Securities Guarantee, the Declaration and the Trust Securities, except such counsel need not express any opinion regarding any securities laws.

          (4) The favorable opinion, dated as of the Closing Pepper Hamilton LLP, counsel to First National Bank of Chicago, as Institutional Trustee under the Declaration, and Guarantee Trustee under the Guarantee Agreement, and to First Chicago Delaware Inc., as Delaware Trustee, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

            (i) The Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary corporate power and authority to execute, deliver, and to carry out and perform its obligations under the terms of, the Declaration and the Guarantee.

           (ii) The Delaware Trustee is a Delaware corporation, duly organized, validly existing and in good standing, with full corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (iii) The execution, delivery and performance by each of the Institutional Trustee and the Delaware Trustee of the Declaration, and the execution, delivery and performance by Guarantee Trustee of the Guarantee, have been duly authorized by all necessary corporate action on the part of the Institutional Trustee and the Delaware Trustee, respectively, in the case of the Declaration, and by the Guarantee Trustee, in the case of the Guarantee. The Declaration and the Guarantee have been duly executed and delivered by the Institutional Trustee and the Delaware Trustee, respectively, in the case of the Declaration, and by the Guarantee Trustee, in the case of the Guarantee, and constitute the legal, valid and binding obligation of the Institutional Trustee and the Delaware Trustee, in the case of the Declaration, and of the Guarantee Trustee, in the case of the Guarantee, enforceable against the Institutional Trustee and the Delaware Trustee in the case of the Declaration, and against the Guarantee Trustee, in the case of the Guarantee, in accordance with their terms. Such opinions may be limited by (i) public policy considerations; (ii) applicable bankruptcy, solvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, as well as awards by courts of relief in lieu of the remedy of specific performance of contractual provisions; and (iii) general principles of equity (regardless of whether such enforceability is considered a proceeding in equity or at law) as a court having jurisdiction may impose.

           (iv) The execution, delivery and performance by each of the Institutional Trustee and the Delaware Trustee of the Declaration, and the execution, delivery and performance by the Guarantee Trustee of the Guarantee, do not conflict with, or constitute a breach of, the Institutional Trustee's, the Delaware Trustee's or the Guarantee Trustee's respective charter or bylaws.

          (5) The favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, counsel to The Bank of New York, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

            (i) The Bank of New York, is duly incorporated and is validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

           (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the

     Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

          (iii) the execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

           (iv) No consent, approval or authorization of, or registration with or notice to, any New York or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

          (6) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, in form and substance satisfactory to the Underwriter, with respect to the issuance and sale of the Securities, and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business.

          (d) At the Closing Time, the Underwriter shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of the Closing Time, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time,
(iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (e) At the time of the execution of this Agreement, the Underwriter shall have received from Price Waterhouse LLP a letter dated such date in form and substance satisfactory to the Underwriter, to the effect set forth below and as to such other matters as the Underwriter may reasonably request, that:

            (i) They are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

           (ii) In their opinion, the consolidated financial statements audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the published rules and regulations thereunder with respect to registration statements on Form S3.

          (iii) They have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 1997. Therefore, they are unable to and do not express any opinion on the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 1997.

           (iv) For purposes of such letter, they have read the minutes of the 1998 meetings of the Board of Directors and the Board Committees (Compensation and Nominating, Corporate Affairs, Audit and Finance) of the Company as set forth in the minute books at March 13, 1998, officials of the Company having advised them that the minutes of all such meetings through that date were set forth therein (except for the minutes of the February 3, 1998 Audit Committee meeting, the March 3, 1998 Finance Committee meeting and the March 3, 1998 Corporate Affairs Committee meeting which were not approved in final form, for which drafts were provided to them; and except for the February 3, 1998 Compensation and Nominating Committee meeting and the March 4, 1998 Board of Directors meeting for which no minutes were available and for which an agenda for the meeting was provided to them; the officials of the Company have represented that such drafts and agenda include all substantive actions taken at such meetings), and have carried out other procedures to March 13, 1998 (their work did not extend to the period from March 14, 1998 to March 17, 1998, inclusive), as follows:

               a. With respect to the period from January 1, 1998 to February 28, 1998 they have:

                    (1) read the unaudited consolidated financial data of the Company and subsidiaries for January of both 1997 and 1998 furnished them by the Company, officials of the Company having advised them that no such financial data as of any date or for any period subsequent to January 31, 1998 were available; and

                    (2) inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited financial data referred to in 4.a.(1) above are stated on a basis substantially consistent with that of the audited financial statements included in the Registration Statement.

     The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representations as to the sufficiency of the foregoing procedures for the Underwriter's purposes.

            (v) Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that:

                    a. (i) At January 31, 1998 there was any change in the capital stock (except for any increases in the capital stock in connection with any employee benefit, dividend reinvestment or stock purchase plan of the Company), increase in longterm debt or any decreases in consolidated net current assets (working capital) or shareholders' equity of the Company and consolidated subsidiaries as compared with amounts shown in the December 31, 1997 audited consolidated balance sheet incorporated by reference in the Registration Statement or (ii) for the period from January 1, 1998 to January 31, 1998, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per share amounts of net income, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

           (vi) As mentioned under (iv)a, Company officials have advised them that no consolidated financial data as of any date or for any period subsequent to February 28, 1998 are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after February 28, 1998 have been, of necessity, even more limited than those with respect to the period referred to in (iv). They have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters as to whether there was any increase in longterm debt or any decrease in shareholders' equity of the Company and consolidated subsidiaries at March 13, 1998 as compared with amounts shown on the December 31, 1997 audited consolidated balance sheet incorporated by reference in the Registration Statement. On the basis of these inquiries and their reading of the minutes as described in (iv), nothing came to their attention that caused them to believe that there was any such change, increase or decrease, except in all instances for increases or decreases which the Registration Statement discloses have occurred or may occur.

          (vii) For purposes of such letter, they have also read the items identified by the Underwriter on the Form 10K forming part of the Registration Statement incorporated by reference thereto and have performed the procedures described in such letter.

         (viii) Their audit of the consolidated financial statements for the period referred to in the introductory paragraph of such letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such consolidated financial statements taken as a whole. For neither the periods referred to therein nor any other period did they perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated in such letter and, accordingly, they express no opinion thereon.

           (ix)  They have:

               a. Read the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1997, incorporated by reference in the Registration Statement.

               b. Inquired of certain officials of the Company who have responsibility for financial and accounting matters about:

                    (1) The basis for their determination of the pro forma adjustments, and

                    (2) Whether the unaudited pro forma condensed consolidated financial statement referred to in 9.a. complies as to form in all material respects with the applicable accounting requirements of Rule 1102 of Regulation SX.

               c. Proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statement.

     The foregoing procedures are substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical financial information. Accordingly, they do not express such an opinion. The foregoing procedures would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representation about the sufficiency of such procedures for the Underwriter's purposes.

            (x) Nothing came to their attention as a result of the procedures specified in paragraph (ix), however, that caused them to believe that the unaudited pro forma condensed consolidated financial statement referred to in (ix)a. incorporated by reference in the Registration Statement does not comply as to form in all material respects with the applicable accounting requirements of Rule 1102 of Regulation SX and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements. Had they performed additional procedures or had they made an examination of the condensed consolidated pro forma financial statement, other matters might have come to their attention that would have been reported to the Underwriter.

          (f) at the time of the execution of this Agreement, the Underwriter shall have received from KPMG Peat Marwick LLP independent certified public accountants to Thermo King Corporation ("Thermo King"), a letter dated such date in form and substance satisfactory to the Underwriter, to the effect set forth below and as to such other matters as the Underwriter may reasonably request, that:

            (i) They are independent certified public accountants with respect to Thermo King within the meaning of the Act and the applicable published rules and regulations thereunder.

           (ii) In their opinion, the combined financial statements audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder with respect to a registration statement on Form S-3.

          (iii) They have not audited any financial statements of Thermo King as of any date or for any period subsequent to December 31, 1996; although they have conducted an audit for the year ended December 31, 1996, the purpose (and therefore the scope) of the audit was to enable them to express their opinion on the combined financial statements as of

     December 31, 1996, and for the year then ended, but not on the financial statement for any interim period within that year. Therefore, they are unable to and do not express any opinion on the unaudited combined balance sheet as of September 30, 1997 and 1996, and the unaudited combined statements of income and cash flows for the nine-month periods ended September 30, 1996 and 1997, incorporated by reference in the registration statement, or on the financial position or results of operations as of any date or for any period subsequent to December 31, 1996.

           (iv) Thermo King was acquired by the Company effective October 31, 1997. They have performed no procedures since that date. For purposes of such letter they have read the minutes of the meetings of the Board of Directors of Thermo King as set forth in the minute books at October 31, 1997, officials of Thermo King having advised them that the minutes of all such meetings through that date were set forth therein; they have carried out other procedures to October 31, 1997, as follows (their work did not extend to the period from November 1, 1997, to March 17, 1998, inclusive:

                    a. With respect to the nine-month period ended September 30, 1997 they have:

                          (1) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited combined balance sheet as of September 30, 1997, and the unaudited combined statement of income and cash flows for the nine-month period ended September 30, 1997, incorporated by reference in the Registration Statement.

                          (2) Inquired of certain officials of Thermo King who have responsibility for financial sand accounting matters whether the unaudited combined financials statements referred to in 4.a.(i) comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

          The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representations regarding the sufficiency of the foregoing procedures of the Underwriter's purposes.

            (v) Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that:

               a. (1) Any material modifications should be made to the unaudited combined financial statements described in 4.a.(i), incorporated by reference in the registration statement, for them to be in conformity with generally accepted accounting principles.

           (vi) The Company was acquired by Ingersoll-Rand Company effective October 31, 1997. They have performed no procedures since that date. They have inquired of certain officials of Thermo King who have responsibility for financial and accounting matters whether (a) at October 31, 1997, there was any increase in long-term debt or any decreases in combined net current assets of the combined companies as compared with amounts shown on the September 30, 1997, unaudited combined balance sheet incorporated by reference in the registration statement and (b) for the period from October 1, 1997, to October 31, 1997, there were any decreases, as compared with the corresponding period in the preceding year, in combined net sales or in the amount of income before interest and taxes. On the basis of these inquiries and their reading of the minutes as described in 4, nothing came to their attention that caused them to believe that there was any such change, increase, or decrease, except in all instances for increases, or decreases that the Registration Statement discloses have occurred or may occur.

          (g) At the Closing Time, the Underwriter shall have received from Price Waterhouse, LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (h) At the Closing Time, and at each Date of Delivery, if any, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

          (i) At the Closing Time, (i) the Securities shall be rated Investment Grade by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriter a letter, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriter, confirming that the Securities have Investment Grade ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition of the Company.

          (j) At the Closing Time, the Income PRIDES, the Growth PRIDES and the Shares shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

          (k) In the event that the Underwriter exercises the options provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Underwriter shall have received:

          (1) A certificate, dated such Date of Delivery, of the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof is true and correct as of, and as if made on, such Date of Delivery.

          (2) The favorable opinion of Patricia Nachtigal, Esq., Vice President and General Counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3) The favorable opinion of Simpson Thacher & Bartlett, special counsel and special tax counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(6) hereof.

          (4) The favorable opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

          (5) The favorable opinion of Pepper Hamilton LLP counsel to The First National Bank of Chicago, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

          (6) The favorable opinion of Emmet, Marvin and Martin, counsel to The Bank of New York, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

          (7) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(7) hereof.

          (8) A letter from Price Waterhouse LLP in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

          (9) At such Date of Delivery, (i) the Securities shall be rated Investment Grade by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriter a letter from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriter, confirming that the Securities have Investment Grade ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition of the Company.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities may be terminated by the Underwriter by notice to the Company at any time at or prior to the Closing Time, or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

          SECTION 6.  Indemnification.

          (a) The Offerors agree to jointly and severally indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 7.  Contribution.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand, and the Underwriter, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by Offerors on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Securities as set forth on such cover.

          The relative fault of the Offerors, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Offerors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities to the Underwriter.

          SECTION 9.  Termination of Agreement.

          (a) The Underwriter may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time, if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change or any development which could reasonably be expected to result in a prospective material adverse change, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of hostilities or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial or economic conditions the effect of which is such as to make it, in the judgment of the Underwriter impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock or any other security of the Company has been suspended or limited by the Commission, NASD or the New York Stock Exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or New Jersey authorities.

          (b) If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the Underwriter c/o Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281, Attention of Huston McCollough, Managing Director, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention of John Osborn, Esq.; notices to the Offerors shall be directed to it at Ingersoll-Rand Company, 200 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675, Attention of Patricia Nachtigal, Esq., Vice President and General Counsel.

          SECTION 11. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Offerors and the Underwriter and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

          SECTION 13. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the Underwriter in accordance with its terms.

                                         Very truly yours,

                                         INGERSOLL-RAND COMPANY


                                         By:  /s/ William J. Armstrong
                                            Name:  /s/ William J. Armstrong
                                            Title: Vice President and Treasurer


                                         INGERSOLL-RAND FINANCING I

                                         By:  INGERSOLL-RAND COMPANY
                                              as Depositor


                                         By:  /s/ William J. Armstrong
                                            Name:  /s/ William J. Armstrong
                                            Title: Vice President and Treasurer



CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
       INCORPORATED


By:  /s/ Douglas W. Squires
   Name:  /s/ Douglas W. Squires
   Authorized Signatory:  Managing Director

                                  Schedule I

                           Significant Subsidiaries


Clark Equipment Company
Thermo King Corporation
The Torrington Company
Sclage Lock Company

                            Ingersoll-Rand Company
                          (a New Jersey Corporation)

                          Ingersoll-Rand Financing I
                          (a Delaware Business Trust)

                         14,000,000 FELINE PRIDES/sm/
                      (Stated Amount of $25 per Security)

                                 Consisting of

                         12,600,000 Income PRIDES/sm/
                              each consisting of
     a Purchase Contract of Ingersoll-Rand Company Requiring the
     Purchase on May 16, 2001 (or earlier) of certain Shares of Common Stock of Ingersoll-Rand Company
                                      and
            a 6.22% Capital Security of Ingersoll-Rand Financing I

                                      and

                          1,400,000 Growth PRIDES/sm/
                              each consisting of
     a Purchase Contract of Ingersoll-Rand Company Requiring the
     Purchase on May 16, 2001 (or earlier) of certain shares of Common
                        Stock of Ingersoll-Rand Company
                                      and
     a 1/40 Undivided Beneficial Interest in a Zero-Coupon U.S.
     Treasury Security having a Principal Amount equal to $1,000 and maturing on May 15, 2001

                                      and

      1,400,000 6.22% Capital Securities of Ingersoll-Rand Financing I
               (Liquidation Amount $25 per Capital Security)

                               PRICING AGREEMENT



_____________________

          "FELINE PRIDES," "Income PRIDES" and "Growth PRIDES" are service marks of Merrill Lynch & Co., Inc.

                                                                March 17, 1998


MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED,
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:

          Reference is made to the Underwriting Agreement, dated March 17, 1998 (the "Underwriting Agreement"), relating to the purchase by the Underwriter named therein of the above Income PRIDES (the "Income PRIDES"), Growth PRIDES (The "Growth PRIDES") and Capital Securities (the "Capital Securities" and, together with the Income PRIDES and Growth PRIDES, the "Securities") of Ingersoll-Rand Company (the "Company"), and Ingersoll-Rand Financing I (the "Trust"). The Securities are being issued and sold by the Company and the Trust to the Underwriter on the terms and conditions set forth in the Underwriting Agreement.

          Pursuant to Section 2 of the Underwriting Agreement, the Company and the Trust agree with the Underwriter as follows:

          1. The initial public offering price, and the aggregate interest rate to be paid by the Offerors, per security for the Securities, determined as provided in said Section 2, shall be (a) in the case of each Income PRIDES, $25.00 and 6.75%, (b) in the case of each Growth PRIDES, $21.13 and .78% and (c) in the case of each separately offered Capital Security, $25.00 and 6.22%.

          2. The respective purchase prices per security for the Securities to be paid by the several Underwriters shall be equal to the initial public offering prices set forth in paragraph 1. above. The Company shall pay a commission to the Underwriters equal, in the case of the Initial Securities, to $10,500,000 and, with respect to the Option Securities, $.75 per security in the case of Income PRIDES, $.575 per security in the case of Growth PRIDES and $.175 per security in the case of separately offered Capital Securities.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the Underwriter in accordance with its terms.

                                         Very truly yours,

                                         INGERSOLL-RAND COMPANY


                                         By:/s/ William J. Armstrong
                                            Name:  /s/ William J. Armstrong
                                            Title: Vice President and Treasurer


                                         INGERSOLL-RAND FINANCING I

                                         By:  INGERSOLL-RAND COMPANY
                                              as Depositor


                                         By:/s/ William J. Armstrong
                                            Name:  /s/ William J. Armstrong
                                            Title: Vice President and Treasurer



CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
       INCORPORATED


By:/s/ Douglas W. Squires
   Name: /s/ Douglas W. Squires
   Authorized Signatory:  Managing Director

____________________
[FN]
<F1> "FELINE PRIDES," "Income PRIDES," and "Growth PRIDES" are service marks of Merrill Lynch & Co., Inc.